GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Donald C. Burke, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Donald C. Burke
Donald C. Burke

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Diana M. Daniels, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Diana M. Daniels
Diana M. Daniels

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Joseph P. LoRusso, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Joseph P. LoRusso
Joseph P. LoRusso

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Jessica Palmer, hereby constitutes and appoints James A. McNamara and James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Jessica Palmer
Jessica Palmer

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ Alan A. Shuch
Alan A. Shuch

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ James A. McNamara
James A. McNamara

GOLDMAN SACHS CREDIT STRATEGIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, George F. Travers, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Credit Strategies Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 16, 2012

/s/ George F. Travers
George F. Travers